RYDEX VARIABLE TRUST

CLS ADVISORONE FUNDS

CLERMONT FUND

Supplement dated January 28, 2013 to the currently effective Summary Prospectus for the

Clermont Fund (the “Fund”) dated May 1, 2012, as supplemented from time to time.

This supplement provides new and additional information beyond that contained in the Summary Prospectus for the Clermont Fund (the “Summary Prospectus”) listed above and should be read in conjunction with the Summary Prospectus.

The bullet listing Mr. Dennis Guenther as portfolio manager of the Fund in the section titled “MANAGEMENT – PORTFOLIO MANAGER” of the Summary Prospectus of the Fund is hereby deleted and replaced with the following:

•	Paula Wieck, Manager of Investment Research. Ms. Wieck has been associated with CLS Investments, LLC since 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUMVTC-SUPP-0113x0513